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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2002
                                                          --------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


        Delaware                  333-82904                  74-2440850
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     (State or other             (Commission               (IRS Employer
     jurisdiction of             File Number)           Identification No.)
     incorporation)


            745 7th Avenue, 7th Floor
               New York, New York                                10019
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    (Address of principal executive offices)                    Zip Code



           Registrant's telephone, including area code: (212) 526-7000


                                    No Change
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         (Former name and former address, if changed since last report)

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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82904) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $863,138,490 in aggregate principal amount Class 1-A, Class 2-A, Class 3-A, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class 5-A, Class 6-A, Class 7-A1, Class 7-A2, Class B1-I, Class B2-I, Class B1-II, Class B2-II, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-8A on April 30, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 22, 2002, as supplemented by the Prospectus Supplement, dated April 26, 2002 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of April 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, Bank One, National Association, as trustee (the "Trustee") and Wells Fargo Bank Minnesota, N.A., as securities administrator. The "Certificates" consist of the following classes:
Class 1-A, Class 2-A, Class 3-A, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class 5-A, Class 6-A, Class 7-A1, Class 7-A2, Class B1-I, Class B2-I, Class B1-II, Class B2-II, Class B3, Class B4-I, Class B5-I, Class B6-I, Class B4-II, Class B5-II, Class B6-II, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of seven pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $873,365,203 as of April 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


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ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    1.1 Terms Agreement, dated April 25, 2002, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

                    4.1 Trust Agreement, dated as of April 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, Bank One, National Association, as Trustee and Wells Fargo Bank Minnesota, N.A., as Securities Administrator.

                    99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

                    99.2 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

                    99.3 Servicing Agreement, dated as of April 1, 2002, among Lehman Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                    99.4 Reconstituted Servicing Agreement, dated as of April 1, 2002, between Cendant Mortgage Corporation and Lehman Brothers Bank, FSB.

                    99.5 Reconstituted Servicing Agreement, dated as of April 1, 2002, between GMAC Mortgage Corporation and Lehman Brothers Bank, FSB.

                    99.6 Reconstituted Servicing Agreement, dated as of April 1, 2002, between GreenPoint Mortgage Funding, Inc. and Lehman Brothers Bank, FSB.

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                    99.7    Reconstituted Servicing Agreement, dated as of April
                            1, 2002, between National City Mortgage Co. and Lehman Brothers Bank, FSB.

                    99.8 Reconstituted Servicing Agreement, dated as of April 1, 2002, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank, FSB.

                    99.9 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of May 29, 2001, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

                    99.10 Amendment No. 1, dated as of June 18, 2001, to the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

                    99.11 Additional Collateral Servicing Agreement, dated as of March 29, 2001, between Lehman Brothers Bank, FSB and Cendant Mortgage Corporation.

                    99.12 Sale and Servicing, dated as of October 1, 2001, between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation

                    99.13 Sale and Servicing, dated as of January 1, 2002, between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation

                    99.14 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of December 12, 2001, between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

                    99.15 Flow Interim Servicing Agreement, dated as of December 12, 2001, between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

                    99.16 Seller's Warranties and Servicing Agreement, dated as of August 1, 2001, between Lehman Brothers Bank, FSB and National City Home Mortgage Co.

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                    99.17   Seller's Warranties and Servicing Agreement, dated
                            as of August 1, 2001 (WFHM Series 2001-W25), between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.

                    99.18 Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (WFHM Series 2001-W26), between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.

                    99.19 Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 (WFHM Series 2001-W44), between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.

                    99.20 Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 (WFHM Series 2001-W47), between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STRUCTURED ASSET SECURITIES CORPORATION


                                         By:      /s/ Stanley P. Labanowski
                                                  ------------------------------
                                         Name:    Stanley  P. Labanowski
                                         Title:   Senior Vice President


Date:  May 14, 2002

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                                  EXHIBIT INDEX

Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------

1.1               Terms Agreement, dated April 25, 2002, between
                  Structured Asset Securities Corporation, as
                  Depositor and Lehman Brothers Inc., as the
                  Underwriter.

4.1 Trust Agreement, dated as of April 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, Bank One, National Association, as Trustee and Wells Fargo Bank Minnesota, N.A., as Securities Administrator.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities
                  Corporation, as Purchaser.

99.2 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

99.3 Servicing Agreement, dated as of April 1, 2002, among Lehman Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

99.4 Reconstituted Servicing Agreement, dated as of April 1, 2002, between Cendant Mortgage Corporation and Lehman Brothers Bank, FSB.

99.5 Reconstituted Servicing Agreement, dated as of April 1, 2002, between GMAC Mortgage Corporation and
                  Lehman Brothers Bank, FSB.

99.6 Reconstituted Servicing Agreement, dated as of April 1, 2002, between GreenPoint Mortgage Funding, Inc. and Lehman Brothers Bank, FSB.

99.7 Reconstituted Servicing Agreement, dated as of April 1, 2002, between National City Mortgage Co. and
                  Lehman Brothers Bank, FSB.

99.8 Reconstituted Servicing Agreement, dated as of April 1, 2002, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank, FSB.

99.9              Mortgage Loan Flow Purchase, Sale & Servicing
                  Agreement, dated as of May 29, 2001, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

99.10 Amendment No. 1, dated as of June 18, 2001, to the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

99.11 Additional Collateral Servicing Agreement, dated as of March 29, 2001, between Lehman Brothers Bank, FSB and Cendant Mortgage Corporation.

99.12 Sale and Servicing, dated as of October 1, 2001, between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation

99.13 Sale and Servicing, dated as of January 1, 2002, between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation

99.14             Flow Mortgage Loan Purchase and Warranties
                  Agreement, dated as of December 12, 2001, between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

99.15             Flow Interim Servicing Agreement, dated as of
                  December 12, 2001, between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

99.16 Seller's Warranties and Servicing Agreement, dated as of August 1, 2001, between Lehman Brothers Bank, FSB and National City Home Mortgage Co.

99.17 Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (WFHM Series 2001-W25), between Lehman Brothers Bank, FSB and Wells Fargo Home
                  Mortgage, Inc.

99.18 Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (WFHM Series 2001-W26), between Lehman Brothers Bank, FSB and Wells Fargo Home
                  Mortgage, Inc.

99.19 Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 (WFHM Series 2001-W44), between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.

99.20 Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 (WFHM Series 2001-W47), between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.